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                                                                    EXHIBIT 10.1

                            NEXAR TECHNOLOGIES, INC.

                      1998 NON-STATUTORY STOCK OPTION PLAN

1.  Purpose. The purpose of this 1998 Non-Statutory Stock Option Plan (the
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"Plan") is to advance the interest of Nexar Technologies, Inc. (the "Company")
by strengthening the ability of the Company to attract, retain and motivate key employees (other than executive officers, who are not eligible to participate in the Plan) and consultants by providing them with an opportunity to purchase stock of the Company or otherwise share in the appreciation of such stock. It is intended that this purpose will be effected by the granting of non-statutory options (i.e., options which are not intended to qualify as "incentive stock options" as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")).

2.  Effective Dates. The Plan originally became effective on August 21, 1998,
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the date it was adopted by the Board of Directors of the Company (the "Board").
To the extent at any time that amendments are made to the Plan for which stockholder approval is necessary under applicable tax or securities laws or under the Board action adopting such amendment, options that may be granted only as a result of such amendments may be granted before such approval, but no such options may be exercised until such approval is obtained and such options will be null and void if such approval is not obtained.

3.  Stock Subject to the Plan. The number of shares that may be issued under
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this Plan shall not exceed in the aggregate 2,500,000 shares of the common stock, $0.01 par value, of the Company (the "Shares"). Any Shares subject to an option which for any reason expires or is terminated unexercised as to such Shares may again be the subject of an option under the plan.
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The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares reacquired by the Company.

4.  Administration. This Plan shall be administered by a committee (the
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"Committee") consisting of two (2) or more members of the Board. Subject to the provisions of this Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionees and all other persons.

5.  Eligible Participants. Options may be granted to such key employees, other
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than executive officers, or consultants of the Company or of any of its present or future subsidiaries,  as are selected by the Committee.

6.  Duration of the Plan. This Plan shall terminate on August 21, 2008, unless
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terminated earlier pursuant to Paragraph 12 hereafter, and no options may be granted thereafter.

7.  Terms and Conditions of Options. Options granted under this Plan shall be
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evidenced by stock option agreements not inconsistent with this Plan and in such form as the Committee shall approve from time to time, which agreements shall evidence among their terms and conditions the following:

    (a)  Price. The purchase price per Share payable upon the exercise of each
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option granted hereunder shall be determined by the Committee at the time the option is granted.

    (b) Number of Shares. Each option agreement shall specify the number of
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Shares to which it pertains.
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    (c) Exercise of Options. Each option shall be exercisable for the full
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amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such option; provided, however, that no option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such option.

    (d)  Notice of Exercise and Payment. An option shall be exercisable only be
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delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If said Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that he Shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be made by (i) cash, (ii) cashier's or certified check, (iii) if permitted by the Committee, by promissory note, or (v) by a combination of (i),
(ii), (iii) or (iv).

    (e) Withholding Taxes; Delivery of Shares. The Company's obligation to
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deliver Shares upon exercise of an option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The optionee may satisfy the obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of Shares to be withheld shall be based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined (the "Tax Date"). The optionee's election to have Shares withheld for this purpose will be subject to the following restrictions: (1) the
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election must be made prior to the Tax Date, (2) the election must be irrevocable, and (3) the election will be subject to the right of the committee to disapprove the election.

    (f)  Non-Transferability. No option shall be transferable by the optionee
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otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during his lifetime only by him.

    (g) Termination of Options. Each option shall terminate and may no longer be
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exercised if the optionee ceases for any reason to be an employee of the
Company, or its parent or a subsidiary, in accordance with the following provisions:

             (i) if the optionee's employment shall have terminated by resignation or other voluntary action, other than because of a material change in optionee's duties and responsibilities with the Company, or if such employment shall have been terminated by the Company involuntarily for cause, the option shall terminate and may no longer be exercised;

             (ii) if the optionee's employment shall have been terminated involuntarily and without cause, or because of a material change in optionee's duties and responsibilities with the Company, the optionee may at any time within a period of three (3) months after such termination of employment exercise the option to the extent it was exercisable on the date of termination of the optionee's employment;

             (iii) if the optionee's employment shall have been terminated because of disability within the meaning of Section 22(e)(3) of the Code, the optionee may at any time within a period of one (1) year after such termination of employment exercise the option to the extent that the option was exercisable on the date of termination of the optionee's employment; or

             (iv) if the optionee's employment shall have been terminated because of his death, the option, to the extent that the optionee was entitled to exercise it on the date of death, may be exercised within a period of one (1) year after the optionee's death by the person or persons to whom the optionee's rights under the option shall pass by will or by the laws of descent and distribution;

provided, however, that no option may not be exercised to any extent by anyone after the expiration date.
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    (h)  Rights as Stockholder. The optionee shall have no rights as a
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stockholder with respect to any Shares covered by his option until the date of issuance of a stock certificate to him for such Shares.

    (i)  Repurchase of Shares by the Company. Any Shares purchased by an
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optionee upon exercise of an option may in the discretion of the Committee be subject to repurchase by the Company if and to the extent specifically set forth in the option agreement pursuant to which the Shares were purchased.

8.  Stock Dividends; Stock Splits; Stock Combination; Recapitalizations.
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Appropriate adjustment shall be made in the maximum number of Shares subject to the Plan and in the number, kind, and option price of Shares covered by outstanding options granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

9.  Merger; Sale of Assets; Dissolution. In the event of a change of the
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Shares resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be optioned and sold under the Plan, and the number and kind of shares then subject to options granted hereunder and the option price per share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Committee, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.
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10. Definitions.
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    (a)  The term "key employees" refers to those non-executive administrative, technical or managerial employees who are determined by the Committee to be eligible for options under this Plan.

    (b) The term "optionee" means a key employee to whom an option is granted under this Plan.

    (c) The term "parent" shall have, for purposes of this plan, the meaning ascribed to it under Section 424(e) of the Code and the regulations promulgated thereunder.

    (d) The term "subsidiary" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(f) of the Code and the regulations promulgated thereunder.

11. Termination or Amendment of Plan. The Board may at any time terminate the
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Plan or make such changes in or additions to the Plan as it deems advisable, provided that no such termination or amendment shall adversely affect or impair any then outstanding option without the consent of the optionee holding such option.